Rule 497(e)
                               File Nos. 811-3972
                                  and 002-89550

                           FutureFunds Series Account
                                       of
                  Great-West Life & Annuity Insurance Company

                      Supplement dated July 1, 2000 to the

                    Prospectus for FutureFunds Series Account
                                dated May 1, 2000

On Page 6 under the heading "Eligible Fund Annual Expenses," please delete the existing disclosure concerning the American Century Equity-Income Fund and replace it with the following:

                                                                    Total
Eligible Fund                          Management     Other     Eligible Fund
                                          fees      expenses1      expenses
American Century Equity-Income Fund      1.00%        0.00%         1.00%

1 For the American Century Equity Income Fund, Other Expenses, which include the fees and expenses of the funds' independent directors, their legal counsel and interest, were less than 0.005% for the most recent fiscal year.

On Page 7 under the heading "Examples," please delete the existing disclosure concerning the American Century Equity-Income Fund and replace it with the following:

If you make a total withdrawal at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charges that are assessed as a daily deduction from the Investment Divisions and Contingent Deferred Sales Charge under any Group Contract:

Investment Division                 1 Year     3 Year     5 Year      10 Year
-------------------                 ------     ------     ------      -------
American Century Equity-Income Fund $23.46     $75.88     $136.36     $329.47

On Page 8 under the heading "Examples," please delete the existing disclosure concerning the American Century Equity-Income Fund and replace it with the following:

If you continue your interest under the Group Contract, or if you elect to take annuity payments, at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return on assets and an assessment of the maximum mortality and expense risk charges that are assessed as a daily deduction from the Investment Divisions:

Investment Division                 1 Year    3 Year     5 Year      10 Year
-------------------                 ------    ------     ------      -------
American Century Equity-Income Fund $83.46    $135.88    $196.36     $329.47

On Page 11 immediately  before the heading "Eligible Fund Investment  Advisers,"
please  delete  the  existing   disclosure   concerning  the  American   Century
Equity-Income Fund and replace it with the following:

American Century Funds (Investor Class)

American Century Equity Income Fund seeks to provide current income. Capital appreciation is a secondary objective. The fund seeks to meet these objectives by investing in common stocks on companies that the fund's managers believe have a favorable dividend-paying history that have prospects for dividend payments to continue or increase. Under normal market conditions, the fund managers intend to keep at least 85% of the fund's assets invested in income-paying securities and at least 65% of its assets in U.S. equity securities.